FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 1, 1999

                               ANGELES PARTNERS X
             (Exact name of registrant as specified in its charter)


         California                   0-10304                 95-3557899
       (State or other             (Commission             (I.R.S. Employer
       jurisdiction of             File Number)         Identification Number)
        incorporation)

                               55 Beattie Place
                              Post Office Box 1089
                       Greenville, South Carolina  29602
                    (Address of principal executive offices)


                        (Registrant's telephone number)
                                 (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)



ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

The Registrant sold one of its investment properties, Vista Hills Apartments located in El Paso, Texas on March 1, 1999. Vista Hills Apartments was sold to Transcontinental Vista Hills, Inc., an unrelated party, for $5,150,000.

The General Partner is currently evaluating its cash needs to determine what portion of the net proceeds can be distributed to its partners in the near future.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's annual report on Form 10-KSB for the year ended December 31, 1998.

(c)  Exhibits

     10.14 Contract of Sale between Registrant and Transcontinental Vista Hills, Inc., effective February 1, 1999.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ANGELES PARTNERS X

                           By: Angeles Realty Corporation
                               Its General Partner

                           By: /s/Patrick J. Foye
                               Patrick J. Foye
                               Executive Vice President and Director

                          Date: March 15, 1999